Description of business	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Description of business
Description of business

ICON plc and its subsidiaries ("the Company" or "ICON") is a clinical research organization ("CRO"), providing outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. We specialize in the strategic development, management and analysis of programs that support all stages of the clinical development process from compound selection to Phase I-IV clinical studies. Our vision is to be the Global CRO partner of choice in drug development by delivering best in class information, solutions and performance in clinical and outcomes research.

We believe that we are one of a select group of CROs with the expertise and capability to conduct clinical trials in most major therapeutic areas on a global basis and have the operational flexibility to provide development services on a stand-alone basis or as part of an integrated "full service" solution. At December 31, 2017 we had approximately 13,250 employees, in 98 locations in 38 countries. During the year ended December 31, 2017, we derived approximately 45.0%, 43.3% and 11.7% of our net revenue in the United States, Europe and Rest of World, respectively.

We began operations in 1990 and have expanded our business predominately through internal growth, together with a number of strategic acquisitions to enhance our capabilities and expertise in certain areas of the clinical development process. We are incorporated in Ireland and our principal executive office is located at: South County Business Park, Leopardstown, Dublin 18, Republic of Ireland. The contact telephone number of this office is +353 1 2912000.